Exhibit 10.2

FORM OF LOCK-UP AGREEMENT

August [ ● ], 2016

ViewRay, Inc.

2 Thermo Fisher Way

Oakwood Village, Ohio 44146

Re:	ViewRay, Inc. – Private Placement (PIPE) of Common Stock and Warrants

Dear Sirs:

To induce ViewRay, Inc. (the “Company”) to undertake a private placement (the “Offering”) of its common stock, par value $0.01 per share (“Common Stock”), and warrants to purchase Common Stock (the “Warrants”), the undersigned hereby agrees that for a period (the “Lock-up Period”) from the date of the closing of the Offering to one hundred and eighty (180) days following the date of the closing of the Offering, the undersigned will not, without the prior written consent of the Company, directly or indirectly, (a) sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock with respect to which the undersigned has or hereafter acquires the power of disposition (such shares or securities, the “Lock-Up Shares”), (b) enter into any swap, hedge or other agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of any Lock-Up Shares, (c) for a period of twelve months following the closing of the Offering, effect or agree to effect any short sale (as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), whether or not against the box (and the undersigned understands and acknowledges that the Securities and Exchange Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act of 1933, as amended, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance), or establish any “put equivalent position” (as defined in Rule 16a-1(h) of the Exchange Act) with respect to any Lock-Up Shares, (d) borrow or pre-borrow any Lock-Up Shares, or grant any other right (including, without limitation, any put or call option) with respect to Lock-Up Shares or with respect to any other security that includes, relates to or derives any significant part of its value from Common Stock or otherwise seek to hedge a position in Common Stock or (e) publicly announce an intention to effect a transaction specified in clauses (a), (b), (c) or (d).

The foregoing restrictions shall not apply to (i) transfers or dispositions of the undersigned’s Lock-Up Shares (a) as a bona fide gift or gifts, (b) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (c) if the undersigned is a corporation, partnership or other business entity, (1) as a distribution to limited partners or stockholders of the undersigned or (2) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by or under common control or management with the undersigned or as a part of a disposition, transfer or distribution without consideration by the undersigned to its equity holders, (d) if the undersigned is a trust, to a trustor or beneficiary of the trust, or (e) by will or intestate succession or other testamentary document to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided that (A) each such donee, transferee or distributee shall execute and deliver a letter substantially in the form hereof agreeing to be bound by the terms hereof and (B) neither the undersigned nor any other party to the applicable transaction shall be required to file, or voluntarily file, a report under Section 16(a) of the Exchange Act reporting a reduction in the Lock-Up Shares, other than a filing on Form 5 made after the expiration of the Lock-up Period, (ii) transfers of Lock-Up Shares to the Company upon a vesting event of the Company’s securities or upon the exercise or conversion of options or warrants to purchase the Company’s securities, in each case, on a “cashless” or “net exercise” basis or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise, (iii) the exercise (whether for cash, cashless, or net exercise) of the Warrants, provided that the underlying shares shall continue to be subject to the restrictions on transfer set forth in this agreement, (iv) the transfer or disposition of the undersigned’s Lock-Up Shares that occurs by operation of law, including pursuant to a domestic order or a negotiated divorce settlement, or (v) transfer Lock-Up Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Lock-Up Shares involving a change of control of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Shares owned by the undersigned shall remain subject to the restrictions contained in this agreement. For purposes of this agreement, the term “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, notwithstanding the foregoing, the restrictions set forth herein shall not apply to the establishment or termination of a trading plan that complies with Rule 10b5-1 under the Exchange Act; provided, however, that the restrictions shall apply in full force to sales pursuant to any such newly established trading plan during the Lock-up Period. Furthermore, notwithstanding anything herein to the contrary, the restrictions set forth herein shall not apply to the sale of shares of Common Stock pursuant to a trading plan that complies with Rule 10b5-1 and that exists on the date of this Agreement.

In the event that the Company releases, in full or in part, any equity holder of the Company (a “Stockholder”) from the restrictions of any lock-up agreement signed by such Stockholder in connection with the Offering (a “Triggering Release”), then the undersigned shall be released in the same manner from the restrictions of this lock-up agreement (i.e., in an amount equal to the same percentage of the shares of Common Stock being released in the Triggering Release relative to the undersigned’s ownership of Common Stock at the time of the request of the Triggering Release); provided that (i) in order to request a Triggering Release, the Stockholder requesting the Triggering Release must make a request in writing to the Company setting forth the number of shares of Common Stock to be released; (ii) the Company must notify the other Stockholders subject to any lock-up agreement signed by such Stockholder in connection with the Offeringof the requested Triggering Release within three business days; and (iii) any other Stockholder that intends to request a release of a pro rata portion of the shares of Common Stock held by them (the “Pro Rata Stockholders”) must (x) make such a request in writing to the Company and (y) certify in writing to the Company the total number of shares of Common Stock held by such Pro Rata Stockholder. Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Lock-Up Shares are transferred from the undersigned shall be bound by the terms of this agreement. In addition, the restrictions on transfer and disposition of the Lock-Up Shares during the Lock-up Period shall not apply to the repurchase of Lock-Up Shares by the Company in connection with the termination of the undersigned’s employment or other service with the Company.

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Lock-Up Shares.

It is understood that, if the Company notifies the Purchasers (as defined in the Securities Purchase Agreement dated on or about the date hereof) that it does not intend to proceed with the Offering or if the Offering is not consummated by August 31, 2016, this Agreement shall terminate and the undersigned will be released from their obligations hereunder.

[Signature Page Follows]

By:
Name: Title:

[Signature Page to Lock-Up Agreement]